UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       MARCH 3, 2008 (FEBRUARY 26, 2008)


                       DOCUMENT CAPTURE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                    000-25839                  59-3134518
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYEE
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 436-9888


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

         This Form 8-K and other reports filed by Document Capture Technologies, Inc., a Delaware corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant's Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(B)      RESIGNATION OF PRINCIPAL OFFICERS AND DIRECTORS

         Mr. Darwin Hu, Chairman of the Board, President and Chief Executive Officer of the Registrant informed the Registrant's Board of Directors on February 26, 2008 that he will resign as President and Chief Executive Officer of the Registrant effective March 1, 2008. Mr. Hu will continue as non-executive Chairman of the Board of the Registrant.

         There were no disagreements between Mr. Hu and any officer or director of the Registrant. The Registrant provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Hu and informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he describes the reasons why he disagrees with the disclosures. The Registrant will undertake to file any letter received from Mr. Hu, if any, as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt.

         On February 26, 2008, Mr. David Clark, Chief Investment Officer, Senior Vice President of Business Development and a Director informed the Board that in connection with his new role as Chief Executive Officer of the Registrant he will resign his position of Chief Investment Officer simultaneously with his assumption of the Chief Executive Officer position of the Registrant effective March 1, 2008.

         (C)      APPOINTMENT OF NEW OFFICERS

         On February 26, 2008, Mr. David Clark, the Registrant's current Chief Investment Officer, was elected Chief Executive Officer of the Registrant effective March 1, 2008 and Mr. William Hawkins, the Registrant's current Chief Operating Officer, was elected President of the Registrant effective March 1, 2008. Mr. Hawkins will continue as Chief Operating Officer of the Registrant as well.

            Mr. David Clark has been the Registrant's Senior Vice President of Business Development and a director since July 15, 2004 and our Chief Investment Officer since September 2007. In July 2005, Mr. Clark was appointed President of Sysview Technology Inc., our wholly owned subsidiary. From October 2003 to July 2004, Mr. Clark was President of Nautical Vision, Inc., a market specific image display company where he created and implemented the company's business plan which involved product sourcing, sales and marketing and general management. From June 2001 to October 2003, Mr. Clark actively invested in and consulted to a diverse group of companies in addition to being involved in residential development. Mr. Clark was President and CEO of Homebytes.com from November 1998 to May of 2001. Prior thereto, Mr. Clark was the head of distribution and a director of Take Two Interactive (Nasdaq:TTWO) which was a result of TTWO's acquisition of Inventory Management Systems, Inc. (I.M.S.I.), of which Mr. Clark was a co-founder and President. Prior to founding I.M.S.I., Mr. Clark held various management positions with Acclaim Entertainment (Nasdaq:AKLM), and the Imagesoft division of SONY Music (NYSE:SNE). Mr. Clark received a B.S. in Business from the State University of New York at Binghamton in 1990.

            Mr. William Hawkins became our Chief Operating Officer and Secretary on April 2, 2004, in connection with our acquisition of Syscan, Inc. On June 8, 2007, he was appointed to our board of directors. Mr. Hawkins has held various management positions at Syscan, Inc., the Registrant's wholly-owned subsidiary, since 1999, including V.P. of Sales and Marketing, President and General Manager of Syscan Imaging Group. Prior thereto, Mr. Hawkins' product focus has been primarily in the imaging systems and computer peripheral markets, including senior positions with General Electric (UK), Kaman Aerospace, British Aerospace Engineering, Gartner Research and Per Scholas. Mr. Hawkins received a bachelor's degree in physics from the University of Maryland in 1978 and an MBA from Johns Hopkins University in Management of Technology Concentration (MOT).

         Mr. Clark and Mr. Hawkins do not hold any other directorships in any other reporting companies. Mr. Clark and Mr. Hawkins have not been, nor are expected to be at this time, appointed to any committee of the board of directors.

         There are no family relationships among the Registrant's directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers.

         There are no transactions, since the beginning of the Registrant's last fiscal year, or any currently proposed transaction, other than the employment agreements with Mr. Clark and Mr. Hawkins, in which the Registrant was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

         Other than their respective employment agreement with the Registrant, there is no material plan, contract or arrangement (whether or not written) to which Mr. Clark and Mr. Hawkins is a party or in which they participate that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Clark or Mr. Hawkins or modification thereto, under any such plan, contract or arrangement in connection with any such event.

         (E)      MATERIAL AMENDMENT OF COMPENSATORY ARRANGEMENT OF CERTAIN
                  OFFICERS

         On February 26, 2008, the Registrant's board of directors approved addendums to the employment agreements for each of the following named executive officers of the Registrant:

     o Darwin Hu, President, Chief Executive Officer and Chairman of the Board of Directors;
     o    William Hawkins, Chief Operating Officer; and
     o    David Clark, Chief Investment Officer.

Below is a brief description of the material terms of each such addendum which amends each executive officer's employment agreement. Copies of all such addenda are attached hereto as exhibits 10.1 through 10.3 and the following descriptions are qualified in their entirety by those exhibits.

         DARWIN HU, PRESIDENT AND CHIEF EXECUTIVE OFFICER. On February 26, 2008, the Registrant entered into an Addendum to Employment Agreement with Mr. Darwin Hu, the Registrant's President, Chief Executive Officer and Chairman of the Board of Directors (the "Hu Addendum"). The Hu Addendum amends Mr. Hu's employment agreement to reflect his resignation as President and Chief Executive Officer of the Registrant effective March 1, 2008. The Hu Addendum also provides for a decrease in Mr. Hu's annual salary from $225,000 to $112,500 effective June 1, 2008, unless the Registrant appoints Mr. Hu to an executive officer position of the Registrant in the future at which point Mr. Hu's compensation will be determined by the Board.

         WILLIAM HAWKINS, CHIEF OPERATING OFFICER. On February 26, 2008, the Registrant entered into an Addendum to Employment Agreement with Mr. William Hawkins, the Registrant's Chief Operating Officer (the "Hawkins Addendum"). The Hawkins Addendum amends Mr. Hawkins' employment agreement to include his new position as President of the Registrant effective March 1, 2008.

         DAVID CLARK, CHIEF INVESTMENT OFFICER. On February 26, 2008, the Registrant entered into an Addendum to Employment Agreement with Mr. David Clark, the Registrant's Chief Investment Officer (the "Clark Addendum"). The Clark Addendum amends Mr. Clark's employment agreement to reflect his new position as Chief Executive Officer of the Registrant effective March 1, 2008.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

         At a special meeting of all members of the board of directors on February 26, 2008, the board of directors of the Registrant adopted a Code of Ethics applicable to all officers, employees, and directors of the Registrant. The Code of Ethics is intended to promote ethical conduct and compliance with laws and regulations, to provide guidance with respect to the handling of ethical issues, to implement mechanisms to report unethical conduct, to foster a culture of honesty and accountability, to deter wrongdoing, and to ensure fair and accurate financial reporting. A copy of the Code of Ethics is attached hereto as Exhibit 14.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

     (D) EXHIBITS.

Exhibit Number         Description

     10.1 Addendum to Employment Agreement dated February 26, 2008 by and between Document Capture Technologies, Inc. and Darwin Hu
     10.2 Addendum to Employment Agreement dated February 26, 2008 by and between Document Capture Technologies, Inc. and William Hawkins
     10.3 Addendum to Employment Agreement dated February 26, 2008 by and between Document Capture Technologies, Inc. and David Clark
     14.1 Code of Ethics

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 3, 2008                       DOCUMENT CAPTURE TECHNOLOGIES, INC.


                                          By:    /s/ M. Carolyn Ellis
                                                --------------------------------
                                                M. Carolyn Ellis
                                                Chief Financial Officer